EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements (Form S-8 File Numbers 333-44363, 333,55090, 333-29439, 333-62681, 333-78199,
333-44922, 333-59478, 333-88360) of our report dated January 30, 2003, with respect to the consolidated financial statements of GTSI Corp. Included in the Annual Report (Form 10-K) for the year ended December 31, 2002.

                                                /s/ ERNST & YOUNG, LLP

McLean, Virginia
March 28, 2003


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